Exhibit 99.1

Union Pacific Corporation Announces 14.5 Percent Dividend Increase for Third Quarter 2013

FOR IMMEDIATE RELEASE:

OMAHA, Neb., August 1, 2013 – Union Pacific Corporation (NYSE: UNP) announced that its Board of Directors voted today to increase the quarterly dividend on the company’s common shares by 14.5 percent, or 10 cents, to 79 cents per share. The increased dividend is payable October 1, 2013, to shareholders of record August 30, 2013.

“We’re generating strong cash flows and have confidence in our ability to continue to earn reinvestible returns on our diverse franchise opportunities,” said Rob Knight, Union Pacific chief financial officer. “This enables us to reward our shareholders, while at the same time, support significant capital investments for safety, service, growth, and customer value. This dividend increase is a positive step forward as we focus on our new dividend payout target range of 30 to 35 percent on a declared basis.”

Union Pacific has paid dividends on its common stock for 114 consecutive years.

About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad links 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2007-2012, Union Pacific invested $18 billion in its network and operations to support America’s transportation infrastructure, including a record $3.7 billion in 2012. The railroad’s diversified business mix includes Agricultural

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Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Tom Lange, (402) 544-3560.

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This press release contains statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to its future business opportunities; and its ability to earn reinvestible returns on its business to support capital investments and continued returns to shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved including forward -looking statements regarding its long-term business fundamentals and its ability to capitalize on growth opportunities and reward shareholders. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2012, which it filed with the SEC on February 8, 2013. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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